NET INCOME (LOSS) PER SHARE AND PER ADS	12 Months Ended
Dec. 31, 2012
NET INCOME (LOSS) PER SHARE AND PER ADS
Earnings Per Share [Text Block]

17. NET INCOME (LOSS) PER SHARE AND PER ADS

        The following table sets forth the computation of basic and diluted net income (loss) per ordinary share and ADS for the years ended December 31, 2010 ,2011 and 2012 (in RMB thousands, except per share and per ADS data):

	2010	2011	2012
Numerator:
Net income (loss) attributable to IFM Investments Limited	(162,238)	(336,515)	(53,511)
Accretion of Series A Preferred Shares	(381)	-	-
Accretion of Series B Preferred Shares	(832)	-	-
Income allocated to participating preferred shareholders	-	-	-

Numerator for basic and diluted net income (loss) per share	(163,451)	(336,515)	(53,511)

Denominator:
Weighted-average shares-basic	654,637	668,291	667,672
Potentially dilutive shares:
Preferred shares*	-	-	-
Options*	-	-	-

Weighted averages shares-diluted	654,637	668,291	667,672

Net income (loss) per share-basic	(0.25)	(0.50)	(0.08)

Net income (loss) per share-diluted	(0.25)	(0.50)	(0.08)

Net income (loss) per ADS-basic	(11.24)	(22.66)	(3.61)

Net income (loss) per ADS-diluted	(11.24)	(22.66)	(3.61)

        For the years ended December 31, 2010, 2011 and 2012, 43.3million, 40.5 million and 39.1 million shares of stock options were not included in diluted EPS under the if-converted method, respectively, because to do so would have been anti-dilutive.